UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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CVD EQUIPMENT CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 20, 2015

Dear Shareholders:

NOTICE IS HEREBY GIVEN, that the 2015 Annual Meeting of Shareholders of CVD Equipment Corporation (the “Company”) will be held at 10:00 A.M., Eastern Standard Time on November 20, 2015 at the Company’s headquarters located at 355 South Technology Drive, Central Islip, New York 11722. At the meeting, you will be asked to vote on:

1.	The election of six (6) directors to the Board of Directors of the Company to serve until the 2016 Annual Meeting of Shareholders;

2.	The ratification of MSPC, Certified Public Accountants and Advisors, P.C. (“MSPC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

3.	To transact such other and further business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 22, 2015 as the record date for determining shareholders who are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is important to us. Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the Annual Meeting and vote your shares in person.

The foregoing items of business are more fully described in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD NOVEMBER 20, 2015:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2014 IS AVAILABLE AT www.cvdequipment.com. CLICK ON THE BUTTON www.cvdproxy.com

By Order of the Board of Directors,

/s/ Leonard A. Rosenbaum
Leonard A. Rosenbaum
Chairman, President and Chief Executive Officer

Dated: September 30, 2015

Central Islip, New York

CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

PROXY STATEMENT

2015 ANNUAL MEETING OF SHAREHOLDERS

November 20, 2015

INTRODUCTION

This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (the “Company”), of proxies for use at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s headquarters at 355 South Technology Drive, Central Islip, New York 11722 at 10:00 A.M., Eastern Standard Time, on November 20, 2015, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card is first being mailed on or about September 30, 2015 to all Shareholders of the Company entitled to vote at the Annual Meeting (the “Shareholders”).

VOTING PROCEDURES AND SOLICITATION

Your Vote Is Important

Whether or not you plan to attend the Annual Meeting, please complete and return the enclosed proxy card. Your prompt voting may save the Company the expense of following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, (for example, as an officer of a corporation, guardian, executor, trustee or custodian) you should indicate your name, title or capacity.

Methods of Voting

You may vote by signing, dating and returning the enclosed proxy card or by voting in person at the Annual Meeting. If you send in a proxy card, and also attend the Annual Meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the Annual Meeting that you wish to vote in person.

Revoking a Proxy

You may revoke your proxy by:

■	Signing and returning another proxy card at a later date;

■	Sending written notice of revocation to the attention of the Secretary to:

CVD Equipment Corporation 355 South Technology Drive Central Islip, NY 11722; or

■	Informing the Secretary and voting in person at the Annual Meeting.

To be effective, a later-dated proxy or written revocation must arrive at the above address before the start of the Annual Meeting.

Proxy Solicitation

The enclosed proxy card is being solicited on behalf of the Board of Directors of the Company. The Company will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, the Company’s directors, officers and employees may, without being additionally compensated, solicit proxies by telephone or fax. The Company has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of the Company’s common stock. No additional compensation will be paid for such solicitation. The Company does not expect to employ anyone else in the solicitation of proxies.

How Proxy Cards Are Voted

The proxy holders named on the proxy card are Leonard Rosenbaum, the Company’s Chairman, President and Chief Executive Officer, and Glen R. Charles, the Company’s Chief Financial Officer and Secretary. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also vote for or against the other proposals or abstain from voting. The proxy holders will vote shares according to the shareholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares (1) “FOR” the election of the director nominees listed on the card; (2) “FOR” ratifying the appointment of MSPC as the Company’s independent public accountants for the year ending December 31, 2015; and (3) in their discretion, on any other business that may properly come before the meeting.

Broker Non-Votes

A broker non-vote occurs when a shareholder holds his or her shares through a broker and the broker does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes but not for voting purposes. It is important that you instruct your broker how to vote shares held by you in street name using the voting instruction form provided by your broker.

Quorum and Votes Required

A majority of the outstanding shares of common stock entitled to vote represented at the Annual Meeting in person or by proxy constitute a quorum. Only votes “FOR” or “AGAINST” a proposal count. Abstentions and broker non-votes will count towards the quorum but not for voting purposes.

Directors are elected by a plurality of the votes cast, so the six (6) nominees receiving the most votes will be elected. Shareholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card.

The proposal to ratify the appointment of the independent auditors for the year ending December 31, 2015 requires the affirmative vote of the holders of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

Voting Rights, Shares Outstanding and Votes Per Share

Holders of common stock at the close of business on the record date of September 22, 2015 are entitled to vote at the Annual Meeting.

As of the close of business on September 22, 2015, there were 6,172,227 shares of common stock outstanding.

Each share of common stock is entitled to one vote on each matter submitted to the shareholders at the Annual Meeting.

No Dissenter’s Rights

Shareholders are not entitled to dissenter’s rights of appraisal with respect to the proposals being voted on.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to shareholders may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: CVD Equipment Corporation, 355 South Technology Drive, Central Islip, NY 11722; telephone: (631) 981-7081. In addition, copies of both documents may be obtained from our website (www.cvdequipment.com, click on the button www.cvdproxy.com).If you want to receive separate copies of the proxy statement or the annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At the time of the Annual Meeting, the Board of Directors will consist of six incumbent directors, all of which are seeking to be elected at the Annual Meeting to serve until the next Annual Meeting or Special Meeting of Shareholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. The accompanying proxy card will be voted in favor of the persons named below to serve as directors, unless the shareholder indicates to the contrary on the proxy card. Each of the nominees is currently one of the Company’s directors. See “Information Regarding Executive Officers and Directors” for biographical information as to each nominee.

The Nominating, Governance and Compliance Committee of the Board of Directors has nominated Leonard A. Rosenbaum, Martin J. Teitelbaum, Conrad J. Gunther, Bruce T. Swan, Kelly S. Walters and Lawrence D. Firestone for election as the Company’s directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE SIX NOMINEES PROPOSED BY THE NOMINATING, GOVERNANCE AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS.

Information Regarding our Board of Directors

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board of Directors.  Under our Certificate of Incorporation and Bylaws, the number of directors is fixed from time to time by the Board of Directors.   Our Board of Directors currently consists of six directors, four of which have been determined to be “independent” as defined by the applicable rules of the NASDAQ Capital Market. These “independent” directors are Messrs. Gunther, Swan, Walters and Firestone. Consistent with the requirements of the NASDAQ Capital Market, we require that a majority of our Board of Directors be “independent” directors. The Company’s common stock is listed on the NASDAQ Capital Market under the trading symbol “CVV”. The Company is a “smaller reporting company” within the meaning of Item 10(f)(1) of Regulation S-K.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as may be required from time to time.

Directors are elected at the Annual Meeting of Shareholders and hold office until our next Annual Meeting and until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

The Board of Directors held twelve (12) meetings during the 2014 fiscal year. All of the directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served. While we encourage all members of the Board of Directors to attend Annual Meetings of Shareholders, there is no formal policy as to their attendance. At last year’s Annual Meeting of Shareholders, all six members of the Board of Directors attended the meeting.

Director Service On Other Boards

None

Legal Proceedings Involving Directors

There were no legal proceedings required to be disclosed hereunder involving the nominees to the Board of Directors in the past ten years.

Board Leadership

The Board has no formal policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time.  Currently, Leonard A. Rosenbaum serves as our Chairman, President and CEO. Given the fact that Mr. Rosenbaum, in his capacity as our President and CEO, is tasked with the responsibility of implementing our corporate strategy, we believe he is best suited for leading discussions, at the Board level, regarding performance relative to our corporate strategy, and this discussion accounts for a significant portion of the time devoted at our Board meetings. The Board of Directors believes that the independent directors have been effective in acting collaboratively to provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board and committee meetings, the independent directors have regular executive sessions. Following an executive session, the independent directors communicate any relevant feedback to our CEO and CFO and provide input with regard to any agenda items for Board meetings.

Risk Management Oversight

Our management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board’s responsibility is to monitor our risk management processes concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board has played, and continues to play, a very active role in providing on-going oversight to management in identifying and managing the material risks we face.

While the Board periodically reviews and discusses the overall risks we face, as well as risk management and mitigation in the context of specific plans or projects being proposed or implemented, the Board also exercises its overall responsibility for risk oversight through its committees. The Audit Committee of the Board is primarily responsible for overseeing management’s processes for managing financial and operational risk in the Company. The Audit Committee also has primary responsibility at the Board level with respect to overseeing the management of risks relating to the reliability of our financial reporting processes and system of internal controls. In connection with that responsibility, the Audit Committee has sole authority to retain and terminate the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee meets with management and the independent registered public accounting firm to review and discuss the annual audited and quarterly unaudited financial statements, and reviews the integrity of our accounting and financial reporting processes and audits of our financial statements.

Similarly, the Stock Option and Compensation Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with our compensation programs, policies and practices with respect to both executive compensation, non-employee director compensation, and compensation generally. The Nominating, Governance and Compliance Committee of the Board oversees risks associated with the nomination of members of the Board and committees thereof and periodically analyzes corporate governance practices in order to assist the Board in its risk oversight activities.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names, ages and positions within the Company of each of our directors, and executive officers.

Name	Age	Position(s) with the Company
Leonard A. Rosenbaum	69	Chairman of the Board of Directors, Chief Executive Officer and President
Martin J. Teitelbaum	65	Director and Assistant Secretary, General Counsel
Conrad J. Gunther	69	Director and Chairman-Audit Committee
Bruce T. Swan	83	Director and Chairman-Nominating, Governance and Compliance Committee
Kelly S. Walters	44	Director and Chairman-Finance Committee
Lawrence D. Firestone	57	Director and Chairman-Stock Option and Compensation Committee
Glen R. Charles	61	Chief Financial Officer and Secretary
Steven Aragon	54	Chief Operating Officer
Karlheinz Strobl	56	Vice President of Business Development
William S. Linss	58	Vice President of Operations-CVD/First Nano Division
Kevin R. Collins	49	Vice President of Operations-SDC Division

Business Experience:

The principal occupation and business experience of each of the directors, nominees for directors and executive officers are as follows:

Directors

Leonard A. Rosenbaum

Leonard A. Rosenbaum founded the Company in 1982 and has been our President, Chief Executive Officer and has served as Chairman of the Board of Director since that time. From 1971 until 1982, Mr. Rosenbaum was President, Director and a principal shareholder of Nav-Tec Industries, a manufacturer of semiconductor processing equipment similar to the type of some of the equipment that we currently manufacture. From 1966 to 1971, Mr. Rosenbaum was employed by a division of General Instrument Corporation, a manufacturer of semiconductor materials and equipment.

Martin J. Teitelbaum

Martin J. Teitelbaum has served as a member of our Board of Directors since 1985 and as our in-house General Counsel since May 16, 2011. Mr. Teitelbaum is an attorney, who prior to May 16, 2011, conducted his own private practice, the Law Offices of Martin J. Teitelbaum. Prior to establishing his own firm in 1988, Mr. Teitelbaum was a partner at Guberman and Teitelbaum from 1977 to 1987. In addition, Mr. Teitelbaum currently acts as our Assistant Secretary. Mr. Teitelbaum earned a B.A. in Political Science from the State University of New York at Buffalo and a Juris Doctor from Brooklyn Law School. Mr. Teitelbaum had been the Company’s outside general counsel for many years prior to joining CVD on a full-time basis and his legal expertise makes him an asset to the Company’s Board of Directors.

Conrad J. Gunther

Conrad J. Gunther has served as a member of our Board of Directors since 2000. Mr. Gunther has extensive experience in mergers and acquisitions and raising capital through both public and private means. He has been an executive officer and director of several banks, both public and private, and has served on the boards of two other public companies. He most recently served on the board of GVC Venture Corp., a public company from June 2004 until it merged with the Halo Companies in September 2009. From January 2008 until June 2015, Mr. Gunther was Executive Vice President and Chief Lending Officer at Community National Bank. He is currently Executive Vice President and Chief Lending Officer at First Central Savings Bank. We believe Mr. Gunther’s qualifications to serve on our Board of Directors include his experience and expertise in the financial community.

Bruce T. Swan

Bruce T. Swan has served as a member of our Board of Directors since 2003. Mr. Swan has extensive banking, export and international credit experience and has been retired for more than ten years. Mr. Swan has held the positions of Deputy Manager at Brown Brothers Harriman and Co., Assistant Treasurer at Standard Brands Incorporated, Assistant Treasurer at Monsanto Corporation, Vice President and Treasurer at AM International Inc. and President and Founder of Export Acceptance Company, LLC. Mr. Swan received his M.B.A. from Harvard University in 1956 and is a former adjunct faculty member of New York University’s Stern School of Business Administration from 1986 to 2001. Mr. Swan is qualified to serve as an independent member of the Board of Directors because of his extensive expertise and experience in the financial services industry.

Kelly S. Walters

Kelly S. Walters was appointed a member of the Board of Directors in September 2009. Mr. Walters is a Senior Vice President at Schwartz Heslin Group Inc., an investment banking and management advisory firm specializing in business and strategic advisory, mergers and acquisitions, and valuation services. Prior to joining Schwartz Heslin, Mr. Walters was managing principal of Forefronts Group, a management consulting firm focused on clean technology, and advanced materials including nanotechnology. Mr. Walters began his investment banking career at Lehman Brothers in 2000 as an associate in the firm’s chemicals and industrials group following four years at Lexmark International, Inc. where he was a senior corporate financial planning analyst. From 2003 to 2007, Kelly was a vice president in the chemicals industry group of Morgan Joseph & Co. prior to joining ThinkEquity LLC as an investment banking principal covering emerging growth companies in the clean technology and nanotechnology industries until 2009. Mr. Walters earned an M.A. at The Patterson School of Diplomacy and International Commerce at the University of Kentucky where he also earned B.A. and M.B.A. degrees in economics and finance. Kelly is a Chartered Financial Analyst (CFA), a Certified Management Accountant (CMA) and a Certified Financial Manager (CFM). Mr. Walters is qualified to serve as an independent member of our Board of Directors because of his experience in the alternative energy and nanotechnology fields.

Lawrence D. Firestone

Lawrence D. Firestone was appointed a member of the Board of Directors on March 26, 2014. Mr. Firestone is currently the Chief Executive Officer and President of FirePower Technology, Inc. a provider of power supplies to the high performance computing market. Prior to FirePower Technology, from June 2012 to July 2013, Mr. Firestone was Chief Executive Officer and President of Qualstar Corporation a provider of power supplies for high performance computing, instrumentation and tape libraries - markets where large amounts of electronic data are stored and maintained. From February 2011 to May 2012, Mr. Firestone served as Chief Financial Officer of Xiotech Corporation, a supplier of enterprise storage systems. From August 2006 to August 2010, Mr. Firestone was Executive Vice President and Chief Financial Officer of Advanced Energy Industries, Inc., a provider of power conversion devices for the semi-conductor and solar inverter markets. From 1999 until August 2006, Mr. Firestone served as the Senior Vice President and Chief Financial Officer at Applied Films Corporation, a supplier of thin film deposition equipment. Prior to joining Applied Films, from 1996 to 1999, Mr. Firestone served as Vice President and Chief Operating Officer of Avalanche Industries, a contract manufacturer of custom cables and harnesses. Mr. Firestone has previously served as a director on the boards of Qualstar Corporation, Amtech Systems, Inc. and Hyperspace Communications, Inc. from 2004 through 2013. Mr. Firestone received a B.S. in Business Administration with a concentration in Accounting from Slippery Rock State College in 1981. Mr. Firestone is qualified to serve as an independent member of the Board of Directors due to his extensive industry experience and financial background.

Executive Officers

Glen R. Charles

Glen R. Charles has been our Chief Financial Officer and Secretary since January 2004. From 2002 until 2004, he was the Director of Financial Reporting for Jennifer Convertibles Inc., the owner and licensor of the largest group of sofa bed specialty retail stores in the United States. From 1994 to 2002, Mr. Charles was the Chief Financial Officer of Trans Global Services, Inc., a provider of temporary technical services to the aerospace, aircraft, electronics and telecommunications markets. Mr. Charles has also had his own business in the private practice of accounting. Mr. Charles earned his B.S. in Accounting from the State University of New York at Buffalo.

Steven Aragon

Dr. Steven Aragon was appointed Chief Operating Officer by the Board of Directors on October 20, 2014. Dr. Aragon has over 25 years of thin-film process, materials, and system expertise applied to photovoltaic, optical, electronic, and magnetic device fabrication. He received his Ph.D. in Physical Chemistry from the University of California, Santa Cruz, in 1990 and his MBA from Santa Clara University in 1996. He is the holder of five process equipment design patents. Dr. Aragon was a co-founder of Optimus Energy Systems International Inc. and served as its Chief Technical Officer and Senior Vice-President – Engineering from November 2011 to October 2014. From June 2008 to October 2011, He has also served as Vice-President – Engineering at Stion Corp of San Jose, California, a maker of nanostructure-based CIGS (copper indium gallium sulphur-diselenide) thin-film photovoltaic panels and as the Vice President – Engineering at Day Star Technologies Inc. from June 2001 to June 2008.

Karlheinz Strobl

Dr. Karlheinz Strobl has been the Vice President of Business Development since October 2007. From 1997 to 2007, until he joined the Company, he was the founder and President of eele Laboratories, LLC, a technology and manufacturing solutions development company for a novel Light Engine for the video and data projection display market. Dr. Strobl holds fourteen patents and earned an M.B.A. from Boston University, a Ph.D from the University of Innsbruck and an M.S. from both the University of Innsbruck and the University of Padova. He has also worked at the Max Plank Institute and at Los Alamos National Laboratory.

William S. Linss

William S. Linss is the Vice President, Operations for the CVD/First Nano Division of CVD. In addition to managing daily engineering and production operations, Mr. Linss is instrumental in expanding the company’s technology capabilities, developing new products and positioning CVD for growth. Prior to his promotion in 2013, Mr. Linss was the Division Manager for the CVD/First Nano Division since 2005. Mr. Linss has worked in Semiconductor Manufacturing and Chemical Vapor Deposition for 25 years. From 1980 through 1988 Mr. Linss worked at Standard Microsystems Corp. in Hauppauge, NY, advancing to Equipment Engineering Manager with all capital equipment responsibilities for SMC’s MOS/VLSIC manufacturing. Mr. Linss was employed by CVD from 1988 through 1994, advancing through various positions as Electrical Systems Designer, Field Service Engineer and Production Manager. From 1994 through 2001, Mr. Linss served as a Software Quality Assurance (SQA) Manager with Otari Corporation, at their Long Island pro-audio R&D office; and later with AP Engines in Sacramento, CA, a Cable TV billing solutions start-up.  In 2001, Mr. Linss re-joined CVD to head the newly acquired Research International Division for SMT reflow oven manufacturing, which then resulted in CVD’s acquisition of the Conceptronic product line.

Kevin R. Collins

Prior to his appointment as Vice President of Operations SDC Division in 2013, Mr. Collins served as the General Manager of CVD’s SDC Division since 1999. From 1990 to 1999 he was employed by Stainless Design Corp. as Manager of Field Operations and Product Development Advisor. Mr. Collins attended Columbia University School of Engineering and Applied Science.

COMMITTEES OF OUR BOARD OF DIRECTORS

We have a standing Audit Committee, Stock Option and Compensation Committee, Nominating, Governance and Compliance Committee and Finance Committee.

Audit Committee. The Audit Committee assists the full Board of Directors in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent accountants the annual audited and quarterly financial statements, reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our independent accountants and prepares the Audit Committee Report included in the Company’s Annual Report on Form 10-K in accordance with rules and regulations of the Securities and Exchange Commission. The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. The Audit Committee also acts as a qualified legal compliance committee.

Our Audit Committee consists of four independent members of the Board of Directors, Conrad J. Gunther (Chairman), Bruce T. Swan, Kelly S. Walters and Lawrence D. Firestone. As a smaller reporting company, we are required to have at least two independent members comprising our Audit Committee in accordance with Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Capital Market. Our Board of Directors has determined that Messrs. Gunther, Swan, Walters and Firestone are “independent” under Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules of the NASDAQ Capital Market. Mr. Gunther qualifies as a “financial expert” (as defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act), for the Committee. The Audit Committee meets as often as it determines necessary but not less frequently than once every fiscal quarter. During 2014, the Audit Committee held four (4) meetings. All of the committee members attended at least 75% of such meetings. A copy of the Audit Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Audit Committee Charter is available on the Company’s website at www.cvdequipment.com.

Stock Option and Compensation Committee. The Stock Option and Compensation Committee was formed through the merger in 2006 of the Stock Option Committee and the Compensation Committee. The Stock Option and Compensation Committee currently consists of Lawrence D. Firestone (Chairman), Bruce T. Swan, Conrad J. Gunther and Kelly S. Walters. The Stock Option and Compensation Committee has broad discretion in determining the persons to whom equity incentives are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. The Committee also reviews, approves and makes recommendations regarding our compensation policies, practices and procedures. With respect to executive officer compensation, the Stock Option and Compensation Committee receives recommendations and information from senior management. Mr. Rosenbaum, the Company’s President and Chief Executive Officer, and the Stock Option and Compensation Committee annually review the performance of the Company’s executive officers and Mr. Rosenbaum participates in Committee deliberations regarding the compensation of executive officers and senior management. Mr. Rosenbaum does not participate in the review or deliberations regarding his own compensation. Upon request by the Stock Option and Compensation Committee, management provides the Stock Option and Compensation Committee with recommendations, data and information regarding the compensation of the Company’s executive officers and senior management. The Stock Option and Compensation Committee has the authority to select and retain compensation consultants, outside counsel and other advisors in its sole discretion and to approve their fees and other retention terms. All of the members of the Stock Option and Compensation Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2014, the Stock Option and Compensation Committee held one meeting. All of the committee members attended at least 75% of such meetings. The Stock Option and Compensation Committee did not utilize the services of a compensation consultant during the 2014 fiscal year.

A copy of the Compensation Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided without charge to any person upon written request to the Company’s address to the attention of the Secretary.

Nominating, Governance and Compliance Committee. The Nominating, Governance and Compliance Committee consists of Bruce T. Swan (Chairman), Conrad J. Gunther, Kelly S. Walters and Lawrence D. Firestone. This Committee’s role is to make recommendations to the full Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. All of the members of the Nominating, Governance and Compliance Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2014, the Nominating, Governance and Compliance Committee held one meeting. All of the committee members attended at least 75% of such meetings.

The Nominating, Governance and Compliance Committee may consider candidates recommended by shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Governance and Compliance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the shareholders. The Nominating, Governance and Compliance Committee annually reviews and makes recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements. Candidates recommended by shareholders will be considered on the same basis as candidates from other sources. If a shareholder wishes to nominate a candidate to be considered for election as a director at the 2016 Annual Meeting of Shareholders, he or she must submit nominations in accordance with the procedures set forth in “Shareholder Proposals For Next Annual Meeting.” If a shareholder wishes simply to propose a candidate for consideration as a nominee by the Nominating, Governance and Compliance Committee, he or she should submit any pertinent information regarding the candidate to the members of the Nominating, Governance and Compliance Committee of CVD Equipment Corporation, c/o Secretary, 355 South Technology Drive, Central Islip, New York 11722.

The Nominating, Governance and Compliance Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our shareholders.  The Nominating, Governance and Compliance Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of the NASDAQ Stock Market and the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee’s industry experience, and the nominee’s general ability to enhance the overall composition of the Board.

The Nominating, Governance and Compliance Committee does not have a formal policy on diversity; however, in recommending directors, the Board and the Committee consider the specific background and experience of the Board members and other personal attributes in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of Directors of a company with our size and nature of business.

A copy of the Nominating, Governance and Compliance Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

Finance Committee.      The Finance Committee consists of Kelly S. Walters (Chairman), Conrad J. Gunther, Bruce T. Swan and Lawrence D. Firestone. The committee was established on September 14, 2011 for the purpose of providing advice to the Board as to matters pertaining to general corporate finance. The Finance Committee did not hold any meetings during the fiscal year ended December 31, 2014.

Meetings of Independent Directors.     Members of the Board of Directors who are “independent” as defined in Rule 5605(a)(2) of the NASDAQ rules hold meetings periodically without persons who are members of management present. There were no meetings held during the fiscal year ended December 31, 2014.

Shareholder Communications

The Board of Directors provides a process by which shareholders may communicate with the Board, including our independent directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to any director or the entire Board of Directors of CVD Equipment Corporation, c/o Secretary, 355 South Technology Drive, Central Islip, NY 11722. All mail received at the above address that is addressed to the Board of Directors or any individual director will be relayed by the Company to the Board of Directors or individual director. On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board of Directors or the individual director whom the communications are addressed.

Code of Conduct and Ethics

The Board of Directors has adopted a Corporate Code of Conduct and Ethics, which applies to all directors, officers and employees, including the Company’s principal executive officer and principal financial officer. A copy of the Code of Conduct and Ethics is available on the Company’s web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 8, 2015 information regarding the beneficial ownership of the Company’s common stock by (a) each person who is known to the Company to be the owner of more than five percent of the Company’s common stock, (b) each of the Company’s directors, (c) each of the named executive officers, (d) all directors and executive officers and executive employees as a group and (e) all owners of more then five percent of the Company’s common stock as a group. For purpose of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of September 8, 2015.

Name and Address of Beneficial Owner (1)(2)	Amounts and Nature of Beneficial Ownership (3)	Percent of Class
Leonard A. Rosenbaum	821,870 (4)	13.3%
Martin J. Teitelbaum	84,046 (5)	1.4
Conrad J. Gunther	55,488 (6)	*
Bruce T. Swan	16,010	*
Kelly S. Walters	6,300 (7)	*
Lawrence D. Firestone	3,100	*
Glen R. Charles	14,106 (8)	*
Steven Aragon	22,175(11)	*
Karlheinz Strobl	112,826(9)	1.8
William S. Linss	3,409 (10)	*
Kevin R. Collins	61,606 (8)	1.0

Directors and executive officers and executive employees as a group (eleven persons)	1,200,936	19.5%

____________________________________________________________________

*Less than 1% of the outstanding common stock or less than 1% of the voting power.

(1)	The address of Messrs. Rosenbaum, Teitelbaum, Gunther, Swan, Firestone, Walters, Charles, Aragon, Strobl and Linss is c/o CVD Equipment Corporation. 355 South Technology Drive, Central Islip, NY 11722

(2)	The address of Mr. Collins is c/o Stainless Design Concepts, 1117 Old Kings Highway, Saugerties, NY 12477

(3)	All of such shares are owned directly with sole voting and investment power, unless otherwise noted below

(4)	Includes options to purchase 24,000 shares of common stock

(5)

Includes 2,000 shares held by Mr. Teitelbaum’s wife as to which Mr. Teitelbaum disclaims beneficial ownership and options to purchase 30,710 shares of common stock. Includes 8,000 shares of unvested restricted common stock with voting rights.

(6)	Includes options to purchase 18,110 shares of common stock.

(7)	Includes options to purchase 2,800 shares of common stock.

(8)	Does not include 12,019 shares of unvested restricted common stock units.

(9)	Includes options to purchase 100,000 shares of common stock. Does not include 10,416 shares of unvested restricted stock units.

(10)	Does not include 20,833 shares of unvested restricted common stock units.

(11)	Includes options to purchase 20,000 shares of common stock. Includes a restricted stock grant, equivalent to $25,000 based on the closing price per share of $11.49 on September 8, 2015

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid to our chief executive officer, chief financial officer, and four other highly compensated officers, our “named executive officers,” for the years ended December 31, 2014 and 2013. The Company has no executive officers other than the “named executive officers.”

Name and Principal Position	Year	Salary($)	Bonus ($)	Option		Stock	All Other	Total ($)
				Awards		Awards	Compensation
				(1)		(1)
Leonard A. Rosenbaum	2014	302,742	--	--				302,742
President and Chief	2013	273,896	--	--				273,896
Executive Officer

Glen R. Charles	2014	163,942	--	--		166,383		330,325
Secretary and Chief	2013	147,788	--	--		28,617		176,405
Financial Officer

Karlheinz Strobl	2014	185,096	--	61,000	(2)	141,002		387,098
Vice President of Business	2013	179,587	--	30,500	(2)	23,998		234,085
Development

Martin J. Teitelbaum	2014	247,633	--	--		47,600		295,233
General Counsel and	2013	235,932	--	--		39,800		275,732
Assistant Secretary

_________________________________

(1)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown reflect the total remaining compensation costs on restricted stock and options awards granted prior to fiscal 2014 that have not previously been shown, as determined pursuant to ASC 718. The assumptions used to calculate the value of option awards are set forth under Note 11 of the Notes to Consolidated Financial Statements in the Company’s Form 10-K for the year ended December 31, 2014. This column represents the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation). Pursuant to SEC rule changes effective February 28, 2010, we are required to reflect the total grant date fair values of the option grants in the year of grant, rather than the portion of this amount that was recognized for financial statement reporting purposes in a given fiscal year which was required under the prior SEC rules, resulting in a change to the amounts reported in prior Annual Reports

(2)

The amount shown is attributable to non-qualified stock options to purchase 100,000 shares of the Company’s common stock granted to Mr. Strobl on October 10, 2007 that became exercisable, as to 75.0% and 87.5% of the underlying shares on October 10, 2013 and October 10, 2014, respectively. These options were issued at a grant price equal to the then current market price of $4.62. These options expire on October 10, 2017.

Outstanding Equity Awards at Year-End

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2014.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of shares of Units of Stock that Have not Vested ($)	Equity Incentive Awards: Number of unearned shares or units that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares or units that have not vested

Leonard A. Rosenbaum, President and Chief Executive Officer	24,000	---	3.65	12/12/2017	---	---

Glen R. Charles, Chief Financial Officer and Secretary	---	---			---	---	12,019	172,953

Karlheinz Strobl Vice President – Business Development	87,500	12,500	4.62	10/10/2017	--- ---	--- ---	10,416 ---	149,886 ---

Martin J. Teitelbaum General Counsel and Assistant Secretary	5,310 1,400		4.25 7.90	1/12/2020 1/15/2021	8,000	115,120

Director Compensation

On November 19, 2008 the Board of Directors adopted a Director Compensation Plan applicable to all non-employee directors, which, beginning in 2010, provided for annual compensation of approximately $40,000 to each director in a combination of cash, stock grant and options. In 2011, the Board of Directors amended the annual compensation of non-employee directors beginning in 2012 to include a combination of a cash and stock grant.

The following tables detail fiscal 2014 and 2013 compensation paid to our non-employee directors.

2014

Name	Fees Earned or Paid in Cash	Restricted Stock (1)	Total

Conrad J. Gunther	19,000	24,310	43,310
Bruce T. Swan	16,000	24,310	40,310
Kelly S. Walters	16,000	24,310	40,310
Lawrence D. Firestone (2)	12,000	18,213	30,213

2013

Name	Fees Earned or Paid in Cash	Restricted Stock (3)	Total

Conrad J. Gunther	19,000	24,384	43,384
Bruce T. Swan	16,000	24,384	40,384
Kelly S. Walters	16,000	24,384	40,384
Carol R. Levy (4)	4,000	6,096	10,096

(1)

In 2014 three non-employee directors were paid a cash retainer of $16,000 and received a restricted stock grant on January 15, 2014 of 1,700 shares, the equivalent of $24,000, rounded up to the next 100 shares, based on the closing market price of our stock which was $14.30 on January 14, 2014.

(2)

On March 26, 2014, Lawrence Firestone was elected to the board of directors. In 2014, he was paid a cash retainer of $12,000 and received a restricted stock grant on March 26, 2014 of 1,300 shares based on the closing market price of our stock which was $14.01 on March 25, 2014.

(3)

On January 14, 2013, the closing market price of our stock was $10.16, and 2,400 shares were granted to our non-employee directors, the equivalent of approximately $24,000 rounded up to the next 100 shares. These shares were issued on January 15, 2013 and vested as to 25% on each of January 15, 2013, April 15, 2013, July 15, 2013 and October 15, 2013.

(4)	Carol R. Levy resigned from the Board of Directors on February 9, 2013.

Equity Compensation Plans

The following table provides information about shares of our common stock that may be issued upon the exercise of options or the grant of restricted stock under all of our existing compensation plans as of December 31, 2014.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance
Plan Category

Equity compensation
plans approved by
security holders	259,730	$7.12	470,893

Equity compensation
plans not approved
by security holders	---	N/A	---

Total	259,730	$7.12	470,893

_________________________

(1)	Reflects aggregate options and restricted stock awards outstanding under our 1989 Key Employee Stock Option Plan, 2001 Stock Option Plan and 2007 Share Incentive Plan (all as defined below).
(2)	Calculation is exclusive of the value of any unvested restricted stock awards.

Our Stock Option Plans

The Company maintains two stock option plans and one share incentive plan.

1989 “Key Employee” Stock Option Plan. On June 15, 1989, we instituted the 1989 “Key Employee” Stock Option Plan, a non-qualified stock option plan (the “1989 Plan”). In connection therewith, 700,000 shares of the Company’s common stock were reserved for issuance pursuant to options that may be granted under the 1989 Plan through June 30, 2009. The purchase price of the common stock under each option granted under the 1989 Plan could be no lower than the average bid price per share, calculated on a monthly basis, that the common stock (as reported by the NASDAQ Capital Market) traded during the calendar year immediately preceding the year in which the option is granted. At present, there are options to purchase 35,250 shares outstanding under the 1989 Plan. This plan has been terminated. No further grants may be made under the 1989 Plan.

2001 Stock Option Plan. In November 2006, we registered a non-qualified stock option plan (the “2001 Plan”). Shareholders approved the 2001 Plan in July 2001, covering key employees, officers, directors and other persons that may be considered as service providers to the Company. Options may be awarded under the 2001 Plan by the Board of Directors or by a committee appointed by the Board of Directors. Under the 2001 Plan, an aggregate of 300,000 shares of our common stock were reserved for issuance or transfer upon the exercise of options which are granted. Unless otherwise provided in the option agreement, options granted under the 2001 Plan are exercisable in 25% installments commencing one year from the anniversary date of the grant. The purchase price of the common stock under each option granted under the 2001 Plan was established by the Board of Directors provided, that the exercise price per share could not be less than the closing price of the Company’s common stock on the date the option is granted. The stock options generally expire five to ten years after the date of grant. As of December 31, 2014, there were options to purchase 124,480 shares outstanding under the 2001 Plan. The 2001 Plan terminated on July 22, 2011. No further grants may be made under the 2001 Plan.

2007 Share Incentive Plan. In August 2008, we registered the 2007 Share Incentive Plan (the “2007 Plan”). Shareholders approved the 2007 Plan in December 2007, covering key employees, officers, outside directors or third party consultants to the Company or any of its affiliates. The 2007 Plan authorizes the grant and issuance of two different types of awards: options (“Stock Options”), which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as “non-qualified stock options”, and restricted stock (“Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Stock Option and Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2007 Plan in lieu of the Committee’s exercise thereof. Under the 2007 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2007 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted. As of December 31, 2014, 276,807 shares have been granted and 473,193 remain available for grant.

CHANGE IN CONTROL OR OTHER ARRANGEMENTS

Except as set forth below, there are no other arrangements for compensation of directors and there are no employment contracts between the Company and its directors or any change in control arrangements.

The Company entered into an Employment Agreement with Martin J. Teitelbaum, a director, to employ Mr. Teitelbaum as its General Counsel, effective as of May 2011 (the “Employment Agreement”).

The Employment Agreement provides for a term of five (5) years, unless earlier terminated pursuant to the Employment Agreement.  Mr. Teitelbaum shall receive an initial annual base salary of $225,000 in the first year of employment, which shall be increased on the anniversary date of each year of the Effective Date by five (5%) percent over the prior year.  As additional compensation, the Company issued Mr. Teitelbaum 20,000 shares of restricted common stock of the Company pursuant to its 2007 Share Incentive Plan, which shall vest annually on each anniversary of the effective date of the Employment Agreement , provided that Mr. Teitelbaum remains employed by the Company on such date, at the rate of 4,000 shares per year.  In addition, Mr. Teitelbaum is entitled to receive the same benefits afforded other management level employees of the Company and may, from time to time, be awarded stock options and bonuses as the Board of Directors shall in its sole discretion determine.

The Employment Agreement further provides that in the event that the Company does not maintain an office in Nassau or Suffolk Counties for Mr. Teitelbaum to work out of, Mr. Teitelbaum shall have the option of either relocating to the new location or receiving a lump-sum payment equal to eighty percent (80%) of his current salary for the balance of the term of the Employment Agreement, together with any accrued vacation time.  In the event of a termination pursuant to the preceding sentence, all options and restricted stock held by or issued in the name of Mr. Teitelbaum become fully vested and unrestricted.

In addition, the Company can terminate the Employment Agreement with Mr. Teitelbaum upon his death, disability or for “Cause,” as defined in the Employment Agreement.  The Employment Agreement also contains customary confidentiality and non-competition provisions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than ten percent of a registered class of the equity securities of the Company (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. In addition, Reporting Persons are required to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company’s review of (a) the copies of such reports and amendments thereto furnished to the Company by the Reporting Persons and (b) written representations from the Reporting Persons that no other reports were required, during the Company’s fiscal year ended December 31, 2014, all of the filings for such Reporting Persons were made on a timely basis except for the following: (i) one report filed by Mr. Conrad Gunther on Form 4 on February 6, 2014 to report a grant of restricted shares on January 15, 2014 and one report on Form 4 on August 26, 2014 to report the exercise of options on August 21, 2014; (ii) one report filed by Mr. Leonard Rosenbaum on Form 4 on March 26, 2014 to report the sale of common shares on March 21, 2014; (iii) one report filed by Mr. Bruce Swan on Form 4 on February 6, 2014 to report a grant of restricted shares on January 15, 2014; (iv) one report filed by Mr. Kelly S. Walters on Form 4 on February 6, 2014, to report a grant of restricted shares on January 15, 2014.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is that employees, non-employees, and third parties must obtain authorization from the appropriate department executive manager, for any business relationship or proposed business transaction in which they or an immediate family member has a direct or indirect interest, or from which they or an immediate family member may derive a personal benefit (a “related party transaction”). The maximum dollar amount of related party transactions that may be approved as described above in this paragraph in any calendar year is $120,000. Any related party transactions that would bring the total value of such transactions to greater than $120,000 must be referred to the Audit Committee to determine the procedure for approval, and then have the recommendations presented to the Board of Directors for approval.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee has appointed MSPC (formerly Moore Stephens P.C.) as the Company’s independent public accountants for the fiscal year ending December 31, 2015. The submission of the appointment of MSPC is not required by law or by the Company’s Bylaws. However, the Board of Directors is nevertheless submitting this proposal to the shareholders as a matter of good corporate practice. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Audit Committee. Even if MSPC is ratified by the shareholders, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its shareholders. If MSPC shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Audit Committee will appoint other independent public accountants. MSPC has served as the Company’s independent public accountants since 2005. The Board of Directors expects that a representative of MSPC will be present at the Annual Meeting to respond to appropriate questions from shareholders, and the Board of Directors will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 2 TO RATIFY THE SELECTION OF MSPC AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2015.

Audit and Non-Audit Fees

The following table sets forth the fees billed to us by MSPC during the years ended December 31, 2014 and 2013 for: (i) the annual audit of the Company, unaudited quarterly reviews of financial statements including the Company’s reports on Form 10-Q and services by MSPC normally provided by them in connection with statutory and regulatory filings, for fiscal years 2014 and 2013, (ii) services by MSPC that are not reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, (iii) all other fees for services rendered.

	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Audit Fees	$130,500	$120,000
Audit-Related Fees (1)	10,000	9,600
Tax Fees	--	--
All Other Fees	--	--
Total Fees	$140,500	$129,600

(1) Accounting and reporting advisory services related to regulatory filings and acquisition activities.

Pre-Approval Policy

The Company pre-approved all of the above described audit and non-audit services provided by MSPC and has pre-approved similar services to be rendered during fiscal year 2015. The Audit Committee believes the rendering of these services is not incompatible with MSPC maintaining their independence.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is composed of “independent” directors, as determined in accordance with Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, assessing the independent registered public accounting firm’s qualifications, independence and performance for us. Management is responsible for preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the Board of Directors for 2014.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During fiscal 2014, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussion with the independent registered public accountants of matters required to be discussed pursuant to Public Company Accounting Oversight Board AU 380 (Communication With Audit Committees), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with MSPC matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from MSPC. to the Audit Committee pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence.

In addition, the Audit Committee has met separately in executive session with management and with MSPC.

Based on these reviews and discussions, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

The Audit Committee

Conrad J. Gunther

Bruce T. Swan

Kelly S. Walters

Lawrence D. Firestone

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company’s 2016 Annual Meeting of Shareholders must be received in writing at the Company’s offices at 355 South Technology Drive, Central Islip, New York 11722, no later than May 30, 2016 for inclusion in the Company’s proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

In order for any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) to be presented directly at next year’s annual meeting, we must receive written notice of the proposal prior to June 6, 2016. If such notice is received, proxies may be voted at the discretion of management if we advise shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2014, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY MATERIALS WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 355 SOUTH TECHNOLOGY DRIVE, CENTRAL ISLIP, NEW YORK 11722. THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

CVD EQUIPMENT CORPORATION

Annual Meeting of Shareholders

November 20, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned Shareholder of CVD Equipment Corporation (the “Company”) hereby revokes all previous proxies and constitutes and appoints Leonard A. Rosenbaum and Glen R. Charles, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all of the shares of common stock of the Company which the undersigned held of record and is entitled to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s headquarters located at 355 South Technology Drive, Central Islip, New York 11722 at 10:00 A.M., Eastern Standard Time, on November 20, 2015 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Shareholders and accompanying proxy statement (the “Proxy Statement”), with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD NOVEMBER 20, 2015:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K

FOR THE PERIOD ENDING DECEMBER 31, 2014 IS AVAILABLE AT www.cvdequipment.com. CLICK ON THE BUTTON www.cvdproxy.com

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please Detach and Mail in the Envelope Provided

[X] Please mark your votes

as in this example using

dark ink only.

1.

The election of the following nominees to the Company’s Board of Directors to serve until the 2016 Annual Meeting of Shareholders: Leonard A. Rosenbaum, Martin J. Teitelbaum, Conrad J. Gunther, Bruce T. Swan, Kelly S. Walters and Lawrence D. Firestone.

        FOR [ ]

all nominees listed above

(except as marked

to the contrary below)

WITHHOLD [ ]

AUTHORITY

to vote for all

nominees listed above

FOR ALL EXCEPT [ ]

Leonard A. Rosenbaum [ ]

Martin J. Teitelbaum [ ]

Conrad J. Gunther [ ]

Bruce T. Swan [ ]

Kelly S. Walters [ ]

Lawrence D. Firestone [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee you wish to withhold authority.

2.	The ratification of MSPC, Certified Public Accountants and Advisors, P.C. as the Company’s independent public accountants for the year ending December 31, 2015.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.

In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

Signature(s) ____________________               Signature _____________________

Dated: _________________

NOTE:

Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.